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                                                              Exhibit 23(a)




            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
ALLIED Group, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                   /s/ KPMG Peat Marwick LLP

                                                       KPMG Peat Marwick LLP

Des Moines, Iowa
December 19, 1996